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                                                                    Exhibit 10.D

                     AMENDMENT NO. 4 TO AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT

      This Amendment No. 4 to Amended and Restated Receivables Purchase Agreement (this "Amendment") is entered into as of December 12, 2002, among Avnet Receivables Corporation, a Delaware corporation ("Seller"), Avnet, Inc., a New York corporation ("Avnet"), as initial Servicer (the Servicer together with Seller, the "Seller Parties" and each a "Seller Party"), each Financial Institution signatory hereto (the "Financial Institutions"), each Company signatory hereto (the "Companies") and Bank One, NA (Main Office Chicago), as agent for the Purchasers (the "Agent").

                                    RECITALS

      Each of the parties hereto entered into that certain Amended and Restated Receivables Purchase Agreement, dated as of February 6, 2002, and amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 1 thereto, dated as of June 26, 2002, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 2 thereto, dated as of November 25, 2002, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 3 thereto, dated as of December 9, 2002 (such Amended and Restated Receivables Purchase Agreement, as so amended, the "Purchase Agreement").

      Each Seller Party has requested that the Agent and the Purchasers amend certain provisions of the Purchase Agreement, all as more fully described herein.

      Subject to the terms and conditions hereof, each of the parties hereto now desires to amend the Purchase Agreement as particularly described herein.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                         AMENDMENT NO. 4 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT
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      Section 1. Definitions Used Herein. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth for such terms in, or incorporated by reference into, the Purchase Agreement.

      Section 2. Amendments. Subject to the terms and conditions set forth herein, the Purchase Agreement is hereby amended as follows:

            (a) Section 5.1(o) of the Purchase Agreement is hereby amended by adding the following phrase to the end of the first sentence in such section, "(other than a Permitted Adverse Claim)".

            (b) Section 7.2(d) of the Purchase Agreement is hereby amended by deleting, in its entirety, the last sentence of such section.

            (c) Section 9.1(h) of the Purchase Agreement is hereby amended and restated, in its entirety, to read as follows:

                  (h) (i) The senior unsecured long-term debt rating of Avnet shall be withdrawn or shall be BB or lower, as determined by Standard & Poor's Ratings Services, or (ii) the senior unsecured long-term debt rating of Avnet shall be withdrawn or shall be Ba2 or lower, as determined by Moody's Investors Service, Inc.

            (d) Section 9.1 of the Purchase Agreement is hereby amended by adding the following two new paragraphs to such section immediately after paragraph (l) of such section:

                  (m) Any Person (other than the Agent or any Financial Institution) party to or bound by the Intercreditor Agreement, dated as of December 12, 2002 (for purposes of this Section 9.1(m), such Intercreditor Agreement, as amended, supplemented, restated, replaced or otherwise modified from time to time, the "Intercreditor Agreement"), among Bank of America, N.A., as lender agent thereunder, the Financial Institutions and the Agent, shall fail to perform or observe in any material respect any term, covenant, provision or agreement required to be performed by such Person under the Intercreditor Agreement; or any representation, warranty, certification or statement made by any Person (other than the Agent or any Financial Institution) party to or bound by the Intercreditor Agreement in the Intercreditor Agreement or in any other document delivered pursuant thereto shall prove to


                                         AMENDMENT NO. 4 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


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      have been incorrect in any material respect when made or deemed made; or
      the Intercreditor Agreement shall cease to be effective or to be the legally valid, binding and enforceable obligation of each Person party thereto or bound thereby; or any Person shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability.

                  (n) Any "Lender" (as defined in the Avnet Multi-Year Credit Agreement) shall replace or refinance any of the indebtedness evidenced or created by the Avnet Multi-Year Credit Agreement or any other agreement, instrument or document related thereto pursuant to any arrangement or transaction involving any pledge of the capital stock of Seller or any Adverse Claim (in each case, whether effective, contingent, springing or otherwise) in any accounts receivable, chattel paper, instruments, accounts, general intangibles or inventory of Avnet or Seller, unless such replacement financing and/or refinancing is subject to an intercreditor agreement in form and substance satisfactory to the Agent and Scotia.

            (e) Exhibit I to the Purchase Agreement is hereby amended by adding the following phrase to the end of the definition of "Change of Control" appearing in such exhibit, "(other than a Permitted Adverse Claim)".

      Section 3. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof, upon the satisfaction of the conditions precedent that:

            (a) Amendment. The Agent shall have received, on or before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.

            (b) Intercreditor Agreement. The Agent shall have received, on or before the date hereof, duly executed copies of an intercreditor agreement, in the form of Exhibit A hereto; and such intercreditor agreement shall be in full force and effect.

            (c) Amendment to Receivables Sale Agreement. The Agent shall have received, on or before the date hereof, duly executed copies of Amendment No. 4 to Receivables Sale Agreement, dated as of the date hereof and in the form of


                                         AMENDMENT NO. 4 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


                                       3
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Exhibit B hereto (the "RSA Amendment"), by and among Seller and Avnet; and the
RSA Amendment shall be in full force and effect.

            (d) Fee Letters. Each of the Agent and Scotia shall have received, on or before the date hereof, amended and restated Fee Letters, in form and substance satisfactory to the Agent or Scotia (as applicable), in each case, duly executed by the parties thereto.

            (e) Amendment to Avnet Multi-Year Credit Agreement. The Agent shall have received, on or before the date hereof, duly executed copies of the Fifth Amendment to the Avnet Multi-Year Credit Agreement; and each of such amendment and the Avnet Multi-Year Credit Agreement, as amended by such amendment, shall be in full force and effect.

            (f) Amendment Fee. The Related Financial Institution for the Bank One Company shall have received, on or before the date hereof, in immediately available funds, a non-refundable, fully-earned amendment fee equal to 7.5 basis points (.075%) of the Bank One Company's Company Purchase Limit, as set forth on Schedule A to the Purchase Agreement. The Related Financial Institution for the Scotia Company shall have received, on or before the date hereof, in immediately available funds, a non-refundable, fully-earned amendment fee equal to 7.5 basis points (.075%) of the Scotia Company's Company Purchase Limit, as set forth on Schedule A to the Purchase Agreement.

            (g) Representations and Warranties. As of the date hereof, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Purchase Agreement and in each other Transaction Document shall be true and correct in all material respects as though made on the date hereof (and by its execution hereof, each of Seller and the Servicer shall be deemed to have represented and warranted such).

            (h) No Amortization Event. As of the date hereof, both before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each of Seller and the Servicer shall be deemed to have represented and warranted such).

      Section 4. Miscellaneous.


                                         AMENDMENT NO. 4 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


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            (a) Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or acknowledgment of, any amendment, waiver or modification of any other term or condition of the Purchase Agreement or of any other instrument or agreement referred to therein or (ii) prejudice any right or remedy which any Purchaser or the Agent may now have or may have in the future under or in connection with the Purchase Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Purchase Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Receivables Purchase Agreement" or to the "Purchase Agreement" shall mean the Purchase Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

            (b) Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

            (c) Costs, Fees and Expenses. In addition to the fees payable pursuant to Section 3(f), Seller agrees to reimburse the Agent and the Purchasers upon demand for all costs, fees and expenses (including the reasonable fees and expenses of counsels to the Agent and the Purchasers) incurred in connection with the preparation, execution and delivery of this Amendment.

            (d) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

            (e) Severability. Any provision contained in this Amendment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

            (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE

                                         AMENDMENT NO. 4 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


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LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A
JURISDICTION OTHER THAN SUCH STATE.

            (g) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY PURSUANT TO THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

            (h) Amendment to Receivables Sale Agreement. Each of the Agent and each Purchaser, by its execution hereof, consents to Seller's execution and delivery of the RSA Amendment. Each of the Agent and each Purchaser deems this paragraph to constitute its prior written consent to Seller's execution of the RSA Amendment and deems this paragraph to satisfy the requirements of Section 7.1(i)(N) of the Purchase Agreement.

            (i) Pledge of Subordinated Note. Each of the Agent and each Purchaser, by its execution hereof, consents to Avnet's pledge of the "Subordinated Note" (as defined in the Receivables Sale Agreement) to the "Administrative Agent" (as defined in the Avnet Multi-Year Credit Agreement) for the benefit of the "Lenders" (as defined in the Avnet Multi-Year Credit Agreement).


                            (Signature Pages Follow)


                                         AMENDMENT NO. 4 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT


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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

                                        AVNET RECEIVABLES CORPORATION, as
                                        Seller


                                        /s/ David R. Birk
                                        ----------------------------------------
                                        Name:  David R. Birk
                                        Title: Vice President


                                        AVNET, INC., as Servicer


                                        By: /s/ Raymond Sadowski
                                        ----------------------------------------
                                        Name:  Raymond Sadowski
                                        Title: Senior Vice President and
                                               Chief Financial Officer


                                        PREFERRED RECEIVABLES FUNDING
                                        CORPORATION, as a Company


                                        By:
                                        ----------------------------------------
                                               Authorized Signer


                                        BANK ONE, NA (MAIN OFFICE CHICAGO),
                                        as a Financial Institution and as Agent


                                        By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                         AMENDMENT NO. 4 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT
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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.


                                        AVNET RECEIVABLES CORPORATION, as
                                        Seller


                                        By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                        AVNET, INC., as Servicer


                                        By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                        PREFERRED RECEIVABLES FUNDING
                                        CORPORATION, as a Company


                                        By: /s/ John J. Loy
                                        ----------------------------------------
                                               Authorized Signer


                                        BANK ONE, NA (MAIN OFFICE CHICAGO),
                                        as a Financial Institution and as Agent


                                        By: /s/ John J. Loy
                                        ----------------------------------------
                                        Name:  JOHN J. LOY
                                        Title: Director, Capital Markets


                                         AMENDMENT NO. 4 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT
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                                        LIBERTY STREET FUNDING CORP., as a
                                        Company


                                        By: /s/ Andrew L. Stidd
                                        ----------------------------------------
                                        Name:  Andrew L. Stidd
                                        Title: President


                                        THE BANK OF NOVA SCOTIA, as a Financial
                                        Institution

                                        By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                          AMENDMENT NO.4 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT
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                                        LIBERTY STREET FUNDING CORP., as a
                                        Company


                                        By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                        THE BANK OF NOVA SCOTIA, as a Financial
                                        Institution


                                        By: /s/ J. Alan Edwards
                                        ----------------------------------------
                                        Name:  J. ALAN EDWARDS
                                        Title: MANAGING DIRECTOR


                                         AMENDMENT NO. 4 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT